EXHIBIT 10.3

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

No. CGW–___

Number of Shares Purchasable

Issue Date: ______________, 2007

Upon Exercise of Warrant: __________

Void after 5:00 p.m. Washington, D.C., Time on ______________, 2012

CLASS G COMMON STOCK PURCHASE WARRANT AGREEMENT

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

This is to certify that, subject to the provisions of this Class G Common Stock Purchase Warrant Agreement (the “Warrant Agreement”) and for value received, _____________________________ (the "Holder"), is entitled to purchase ____________________________ (_____) shares of common stock, $.001 par value per share (the "Common Stock;" that warrant, the “Warrant”), subject to adjustment as set forth herein, of Guardian Technologies International, Inc., a Delaware corporation (the "Company"), at any time during the period beginning ______________, 2007 (the “Issue Date”), and ending Sixty (60) months after the Issue Date (the "Expiration Date"), but not later than 5:00 p.m. Eastern Standard Time on the Expiration Date, at an exercise price of One Dollar Seventy-Five Cents ($1.75) per share, subject to adjustment as set forth herein  (the "Exercise Price").

1.

Exercise of Warrant.  Subject to the provisions of Sections 4, 8 and 9 below, this Warrant may be exercised in whole or in part at any time or from time to time on or after the Issue Date and until the Expiration Date; provided, however, that if either of such days is a day on which banking institutions are authorized by law to close (a "Bank Holiday"), then on the next succeeding day which shall not be a Bank Holiday.

(a)

Method of Exercise.  This Warrant may be exercised by presentation and surrender of this Warrant Agreement to the Company at its principal office or at the office of its transfer agent, if any (the "Transfer Agent").  The presentation and surrender of this Warrant Agreement for exercise must be accompanied by: (i) the form of subscription which is attached hereto in Annex A (the "Form of Subscription") duly executed with signature guaranteed; and (ii) payment of the aggregate Exercise Price for the number of shares specified in such form.  If this Warrant should be exercised in part only, upon presentation and surrender of this Warrant Agreement to the Company or the Transfer Agent for cancellation, the Company shall execute and deliver a new warrant agreement evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder.  Upon receipt of this Warrant Agreement by the Company at its office or by the Transfer Agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise; provided, however, that if at the date of surrender of this Warrant Agreement and payment of the aggregate Exercise Price, the transfer books for the Common Stock shall be closed, the certificates representing the Common Stock or other securities subject to issuance upon such exercise shall be issuable as of the date on which the Company's transfer books shall next be opened.  Until such date, the Company shall be under no duty to deliver any certificate representing such Common Stock or other securities and the Holder shall not be deemed to have become a holder of record or owner of such Common Stock or such other securities.

(b)

Forms of Payment Authorized.

Upon exercise of this Warrant, the Holder shall pay the Exercise Price with cash or by certified or banker’s check.

2.

Reservation of Shares.  There shall at all times be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be subject hereto.

3.

Fractional Shares.  Notwithstanding any other provision hereof, the Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant.  If any fraction of a share would, except for the provisions hereof, be issuable upon the exercise of this Warrant, then: (a) if the fraction of a share otherwise issuable is equal to or less than one-half, the Company shall round down and issue only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, the Company shall round up and issue one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the Holder is otherwise entitled.

4.

Exchange, Transfer or Assignment of Warrant.  Subject to the provisions of this Section 4 and Section 8 below, this Warrant Agreement is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or the Transfer Agent, for other warrant agreements representing warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Subject to the provisions of this Section 4 and Section 8, below, upon surrender of this Warrant Agreement to the Company or the Transfer Agent accompanied by:  (a) the form of assignment which is attached hereto as Annex B (the "Form of Assignment") duly executed; and (b) funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant agreement in the name of the assignee named in the Form of Assignment and this Warrant Agreement shall promptly be canceled.  The Warrant may be divided or combined with other warrants which carry the same rights upon presentation of this Warrant Agreement at the office of the Company or the Transfer Agent, accompanied by a written notice signed by the Holder hereof specifying the names and denominations in which new warrant agreements are to be issued.

The term "Warrant" as defined above shall hereafter include any warrant into which this Warrant may be divided, exchanged or combined, and any Warrant as the same may be hereafter modified or amended from time to time.

5.

Theft, Destruction, Loss or Mutilation of Warrant Agreement.  Subject to the provisions of Section 4, in the event of the theft, destruction, loss or mutilation of this Warrant Agreement, upon receipt by the Company of evidence satisfactory to it of such theft, destruction, loss or mutilation and, in the case of loss, theft or destruction, of such indemnification as the Company may in its discretion impose, and in the case of mutilation, upon surrender and cancellation of this Warrant Agreement, the Company shall execute and deliver a new warrant agreement of like tenor and date.

6.

Rights of the Holder.  Prior to the exercise of the Warrant, the Holder shall not be entitled by virtue hereof to any rights of a stockholder in the Company, either at law or equity.  The rights of the Holder are limited to those expressed in this Warrant Agreement and are enforceable against the Company only to the extent set forth herein.

7.

Anti-Dilution Provisions.  The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

(a)

In case the Company shall issue shares of Common Stock as a dividend upon shares of Common Stock or in payment of a dividend thereon, or shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing (i) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (ii) the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

(b)

If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant Agreement and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant Agreement, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant Agreement had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions of this Warrant Agreement (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares of Common Stock or other securities issuable upon the exercise of this Warrant) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of this Warrant.  The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase; and such successor corporation agrees to be bound by the provisions of Section 7 hereof with respect to any securities issued pursuant to such consolidation, merger or purchase of assets.

(c)

Upon each adjustment of the Exercise Price pursuant hereto, the number of shares of Common Stock specified in this Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of this Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

(d)

Irrespective of any adjustments to the number or kind of securities issuable upon exercise of this Warrant or in the Exercise Price, any warrants thereafter issued may continue to express the same number of shares of Common Stock and Exercise Price as are stated in the warrants previously issued.

(e)

The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company's board of directors (the "Board of Directors"), to make any computation required under this section and a certificate signed by such firm shall be conclusive evidence of any computation made under this section.

(f)

Whenever there is an adjustment in the Exercise Price and/or in the number or kind of securities issuable upon exercise of this Warrant, as provided herein, the Company shall: (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board of Directors or the President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of this Warrant after such adjustment; and (ii) cause a notice to be sent to the Holder stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of this Warrant.

(g)

The Exercise Price and the number of shares issuable upon exercise of this Warrant shall only be adjusted in the manner and upon the conditions heretofore specifically referred to in Subsections 7(a) through 7(f) above.

8.

Transfer to Comply with the Securities Act and Other Applicable Securities Laws. Neither this Warrant nor the shares of Common Stock (or other securities) issuable upon exercise hereof have been registered under the Securities Act or under state securities laws.  Except as provided in Section 4 above:  (a) this Warrant may not be transferred, assigned, pledged, sold, or otherwise disposed of; and (b) the shares of Common Stock (or other securities) issuable upon exercise of this Warrant may not be transferred, assigned, pledged, sold or otherwise disposed of in the absence of registration under or exemption from the applicable provisions of the Securities Act unless the Holder provides the Company with an opinion of counsel in form and substance satisfactory to the Company (together with such other representations and warranties as the Company may request) that the shares of Common Stock issued or issuable, as applicable, upon exercise of this Warrant may be legally transferred without violating the Securities Act, and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this section with respect to any resale or other disposition of such securities. Unless subsequently registered under the Securities Act and under applicable state securities laws, any shares issuable upon exercise of this Warrant shall bear a restrictive legend reflecting the foregoing restrictions on sale or transfer.

9.

Redemption.

At any time following the Issue Date and prior to the Expiration Date, the Company shall have the right to redeem the Warrants at a price of $.001 per Warrant (the “Redemption Price”), at its option, if for ten (10) consecutive trading days the bid or sale price of the Common Stock (as reported by Bloomberg) closes at a price of $5.00 or more (the “Redemption Triggering Event”).  To exercise its right to redeem this Warrant, the Company must within five (5)

business days of a Redemption Triggering Event give written notice to the Holder specifying (a) the date fixed for redemption (the “Redemption Date”), which may be a date not less than fifteen (15) days from the date the notice is delivered and (b) the place where this Warrant Agreement shall be delivered. The Redemption Price for each Warrant redeemed shall be paid and the right to exercise this Warrant shall terminate at 5:00 p.m. Washington, D.C. time, on the business day immediately preceding the Redemption Date.

10.

Notices.  Any notices, consents, waivers, or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been delivered personally: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, postage prepaid and return receipt requested; (c) three (3) days after being sent by U.S. certified mail, postage prepaid and return receipt requested; or (d) one (1) day after deposit with a nationally recognized overnight delivery service, postage prepaid, in each such case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be: if to the Holder, at the address and facsimile number of the Holder as shown on the registry books maintained by the Company or its Transfer Agent; and if to the Company, to Guardian Technologies International, Inc., 516 Herndon Parkway, Suite A, Herndon, Virginia  20170, attention: CEO, facsimile number (703) 464-8530.

11.

Amendments. The Company may, in its sole discretion, by supplemental agreement or pursuant to an amended warrant agreement issued in exchange for this Warrant Agreement make any changes or corrections to the terms and conditions hereof which it deems appropriate in order to (a) reduce the Exercise Price; (b) extend the Expiration Date; or (c) modify such other terms and conditions hereof which modification, in the judgment of the board of directors of the Company, provides, when considered under the totality of the circumstances, a net benefit to or which, in the exercise of such judgment, the board of directors reasonably determines would not be contrary to the interests of the Holder; provided, however, that no adverse change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Exercise Price, or acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Holder.

12.

Agreement of Warrant Holder.  The Holder, by his acceptance thereof, acknowledges that:

(a)

The Company and any Transfer Agent may deem and treat the person or entity in whose name this Warrant Agreement is registered as the Holder and as the absolute, true and lawful owner of the Warrant for all purposes, and neither the Company, nor the Transfer Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 5 hereof;

(b)

The Warrant shall be subject in all respects to the terms and conditions set forth in any amended warrant agreement upon the issuance thereof and upon the mailing by the Company of notice of the amendment of the terms and conditions of this Warrant Agreement; and

(c)

Holder shall execute all such further instruments and documents and take such further action as the Company may reasonably require in order to effectuate the terms and purposes of this Warrant Agreement.

13.

Severability.  The provisions of this Warrant Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable.  Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable.  Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

14.

Governing Law.  The validity and construction of this Warrant Agreement and all matters pertaining hereto are to be determined in accordance with the laws of the Commonwealth of Virginia without reference to the conflict of law principles of that state.

15.

Entire Agreement.  This Warrant Agreement is intended to and does contain and embody the entire understanding and agreement of the Company and the Holder with respect to the subject matter hereof and there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant Agreement shall be in any way invalidated, unempowered or affected.

16.

Headings.  The headings in this Warrant Agreement are for convenience of reference only and are not part of this Warrant Agreement.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers as of the date of issuance first above written.

GUARDIAN TECHNOLOGIES

   INTERNATIONAL, INC.

[SEAL]

By:

____________________________________

Name:

____________________________________

Title:

____________________________________

Attest:

By:  ______________________________________

Secretary

Annex A to Class G Common Stock Purchase Warrant Agreement

FORM OF SUBSCRIPTION

(Complete and sign only upon exercise of the Class G Common Stock Purchase Warrant in whole or in part.)

To:

Guardian Technologies International, Inc.

The undersigned, the holder of the attached Class G Common Stock Purchase Warrant Agreement (No. CGW-___) to which this Form of Subscription applies, hereby irrevocably elects to exercise the purchase rights represented by such warrant for and to purchase thereunder _______________ shares of common stock, $.001 par value per share (the "Common Stock"), from Guardian Technologies International, Inc. (or such other securities issuable pursuant to the terms of the Class G Common Stock Purchase Warrant Agreement) and herewith makes payment of $____________________________ therefor in cash or by certified or official bank check. The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered to the address(es) as follows:

Name: _______________________________________________________________________________

Address: _____________________________________________________________________________

Social Security or Taxpayer Identification Number: __________________________________________

Deliver to: ___________________________________________________________________________

Address: _____________________________________________________________________________

If the foregoing subscription evidences an exercise of the Class G Common Stock Purchase Warrant to purchase fewer than all of the shares of Common Stock (or other securities issuable pursuant to the terms of the Class G Common Stock Purchase Warrant Agreement) to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant (or other securities issuable pursuant to the terms of such warrant) in the name(s), and deliver the same to the address(es), as follows:

Name: _______________________________________________________________________________        Address: _____________________________________________________________________________

Dated: _______________________________________________________________________________

_______________________________________

_______________________________________

(Name of Holder)

(Social Security or Taxpayer Identification

          Number of Holder, if applicable)

_______________________________________

(Signature of Holder or Authorized Signatory)

Signature Guaranteed: ____________________

Annex B to Class G Common Stock Purchase Warrant Agreement

FORM OF ASSIGNMENT

(To be executed upon assignment of Class G Common Stock Purchase Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to                                           ____________________________ the right represented by the Class G Common Stock Purchase Warrant Agreement (No. CGW-___) to which this Form of Assignment applies with respect to ___________________________ of the shares issuable upon exercise of the warrant together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the corporate secretary of Guardian Technologies International, Inc., attorney-in-fact to transfer such Class G Common Stock Purchase Warrant on the warrant register of Guardian Technologies International, Inc., the issuer of the Class G Common Stock Purchase Warrant, with full power of substitution.  Upon such transfer, a new warrant agreement covering the warrants represented by the Class G Common Stock Purchase Warrant Agreement (CGW-___) not being so sold, assigned or transferred, shall be issued to and in the name of the undersigned in accordance with Section 4 of the Class G Common Stock Purchase Warrant Agreement.

DATED: ___________________________________

Signature: __________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Signature Guaranteed: _______________________